The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72DD correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $8
Janus Balanced Fund $15,949
Janus Contrarian Fund $279
Janus Emerging Markets Fund $5
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $487
Janus Global Research Fund $101
Janus Global Select Fund $32
Janus Global Technology Fund $0
Janus Growth and Income Fund $487
Janus International Equity Fund $878
Janus Overseas Fund $182
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $6
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $465
Perkins International Value Fund $4

C-Class
Janus Asia Equity Fund $2
Janus Balanced Fund $12,344
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $113
Janus Global Research Fund $14
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $215
Janus International Equity Fund $163
Janus Overseas Fund $0
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $172
Perkins International Value Fund $3

D-Class
Janus Asia Equity Fund $100
Janus Balanced Fund $27,016
Janus Contrarian Fund $7,605
Janus Emerging Markets Fund $171
Janus Enterprise Fund $372
Janus Fund $7,400
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $910
Janus Global Research Fund $14,817
Janus Global Select Fund $11,661
Janus Global Technology Fund $761
Janus Growth and Income Fund $53,129
Janus International Equity Fund $422
Janus Overseas Fund $10,986
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $8,553
Janus Triton Fund $796
Janus Venture Fund $0
Perkins Global Value Fund $1,888
Perkins International Value Fund $40

I-Class
Janus Asia Equity Fund $54
Janus Balanced Fund $29,080
Janus Contrarian Fund $1,719
Janus Emerging Markets Fund $384
Janus Enterprise Fund $407
Janus Forty Fund $0
Janus Fund $1,023
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $2,597
Janus Global Research Fund $1,619
Janus Global Select Fund $293
Janus Global Technology Fund $36
Janus Growth and Income Fund $1,150
Janus International Equity Fund $1,547
Janus Overseas Fund $3,286
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $950
Janus Triton Fund $1,429
Janus Venture Fund $0
Perkins Global Value Fund $1,388
Perkins International Value Fund $145

N-Class
Janus Balanced Fund $35,098
Janus Enterprise Fund $131
Janus Forty Fund $0
Janus Fund $52
Janus International Equity Fund $2,420
Janus Overseas Fund $1,745
Janus Research Fund $374
Janus Triton Fund $477
Janus Venture Fund $0
Perkins Global Value Fund $69
Perkins International Value Fund $29

R-Class
Janus Balanced Fund $3,920
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $16
Janus Global Select Fund $0
Janus Growth and Income Fund $42
Janus International Equity Fund $70
Janus Overseas Fund $148
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $6
Janus Balanced Fund $12,632
Janus Contrarian Fund $5
Janus Emerging Markets Fund $2
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $52
Janus Global Research Fund $280
Janus Global Select Fund $2
Janus Global Technology Fund $0
Janus Growth and Income Fund $476
Janus International Equity Fund $216
Janus Overseas Fund $1,797
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $5
Perkins International Value Fund $4

T-Class
Janus Asia Equity Fund $5
Janus Balanced Fund $86,778
Janus Contrarian Fund $3,095
Janus Emerging Markets Fund $19
Janus Enterprise Fund $145
Janus Forty Fund $0
Janus Fund $450
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,253
Janus Global Research Fund $9,347
Janus Global Select Fund $3,748
Janus Global Technology Fund $204
Janus Growth and Income Fund $28,573
Janus International Equity Fund $171
Janus Overseas Fund $10,733
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $3,799
Janus Triton Fund $1,118
Janus Venture Fund $0
Perkins Global Value Fund $1,416
Perkins International Value Fund $14



The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.1725
Janus Balanced Fund $0.5246
Janus Contrarian Fund $0.0626
Janus Emerging Markets Fund $0.1277
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2187
Janus Global Research Fund $0.5365
Janus Global Select Fund $0.0737
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.8828
Janus International Equity Fund $0.2389
Janus Overseas Fund $0.0891
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.0177
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2606
Perkins International Value Fund $0.2048

C-Class
Janus Asia Equity Fund $0.0487
Janus Balanced Fund $0.3249
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0214
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1449
Janus Global Research Fund $0.1254
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.5502
Janus International Equity Fund $0.1353
Janus Overseas Fund $0
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.1930
Perkins International Value Fund $0.1387

D-Class
Janus Asia Equity Fund $0.1869
Janus Balanced Fund $0.5810
Janus Contrarian Fund $0.0743
Janus Emerging Markets Fund $0.1437
Janus Enterprise Fund $0.0272
Janus Fund $0.0568
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2298
Janus Global Research Fund $0.6477
Janus Global Select Fund $0.0967
Janus Global Technology Fund $0.0269
Janus Growth and Income Fund $0.9562
Janus International Equity Fund $0.2667
Janus Overseas Fund $0.3495
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1631
Janus Triton Fund $0.0234
Janus Venture Fund $0
Perkins Global Value Fund $0.2801
Perkins International Value Fund $0.2140

I-Class
Janus Asia Equity Fund $0.1949
Janus Balanced Fund $0.6046
Janus Contrarian Fund $0.1014
Janus Emerging Markets Fund $0.1534
Janus Enterprise Fund $0.0621
Janus Forty Fund $0
Janus Fund $0.1048
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2419
Janus Global Research Fund $0.7146
Janus Global Select Fund $0.1103
Janus Global Technology Fund $0.0503
Janus Growth and Income Fund $0.9935
Janus International Equity Fund $0.2853
Janus Overseas Fund $0.3551
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.2198
Janus Triton Fund $0.0302
Janus Venture Fund $0
Perkins Global Value Fund $0.3052
Perkins International Value Fund $0.2284

N-Class
Janus Balanced Fund $0.6246
Janus Enterprise Fund $0.0921
Janus Forty Fund $0
Janus Fund $0.1196
Janus International Equity Fund $0.2918
Janus Overseas Fund $0.4126
Janus Research Fund $0.2595
Janus Triton Fund $0.0471
Janus Venture Fund $0
Perkins Global Value Fund $0.3091
Perkins International Value Fund $0.2289

R-Class
Janus Balanced Fund $0.4083
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $0.3591
Janus Global Select Fund $0.0096
Janus Growth and Income Fund $0.6462
Janus International Equity Fund $0.2265
Janus Overseas Fund $0.0800
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $0.1715
Janus Balanced Fund $0.4774
Janus Contrarian Fund $0.0141
Janus Emerging Markets Fund $0.1190
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2025
Janus Global Research Fund $0.4208
Janus Global Select Fund $0.0643
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.7846
Janus International Equity Fund $0.2364
Janus Overseas Fund $0.1675
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.0010
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2353
Perkins International Value Fund $0.2079

T-Class
Janus Asia Equity Fund $0.2674
Janus Balanced Fund $0.5547
Janus Contrarian Fund $0.0540
Janus Emerging Markets Fund $0.1381
Janus Enterprise Fund $0.0095
Janus Forty Fund $0
Janus Fund $0.0123
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2284
Janus Global Research Fund $0.5967
Janus Global Select Fund $0.0892
Janus Global Technology Fund $0.0157
Janus Growth and Income Fund $0.9175
Janus International Equity Fund $0.2531
Janus Overseas Fund $0.2978
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1180
Janus Triton Fund $0.0122
Janus Venture Fund $0
Perkins Global Value Fund $0.2753
Perkins International Value Fund $0.2151



The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund 42
Janus Balanced Fund 33,191
Janus Contrarian Fund 5,520
Janus Emerging Markets Fund 39
Janus Enterprise Fund 3,368
Janus Forty Fund 7,033
Janus Fund 447
Janus Global Life Sciences Fund 6,585
Janus Global Real Estate Fund 2,677
Janus Global Research Fund 320
Janus Global Select Fund 404
Janus Global Technology Fund 453
Janus Growth and Income Fund 492
Janus International Equity Fund 3,326
Janus Overseas Fund 1,355
Janus Preservation Series - Global 199
Janus Preservation Series - Growth 1,234
Janus Research Fund 687
Janus Triton Fund 26,206
Janus Venture Fund 802
Perkins Global Value Fund 1,678
Perkins International Value Fund 21

C-Class
Janus Asia Equity Fund 43
Janus Balanced Fund 43,762
Janus Contrarian Fund 4,357
Janus Emerging Markets Fund 32
Janus Enterprise Fund 975
Janus Forty Fund 9,245
Janus Fund 184
Janus Global Life Sciences Fund 4,224
Janus Global Real Estate Fund 810
Janus Global Research Fund 169
Janus Global Select Fund 289
Janus Global Technology Fund 239
Janus Growth and Income Fund 384
Janus International Equity Fund 1,157
Janus Overseas Fund 1,081
Janus Preservation Series - Global 233
Janus Preservation Series - Growth 1,691
Janus Research Fund 391
Janus Triton Fund 11,141
Janus Venture Fund 317
Perkins Global Value Fund 954
Perkins International Value Fund 25

D-Class
Janus Asia Equity Fund 675
Janus Balanced Fund 47,394
Janus Contrarian Fund 106,034
Janus Emerging Markets Fund 1,063
Janus Enterprise Fund 14,226
Janus Fund 155,646
Janus Global Life Sciences Fund 29,428
Janus Global Real Estate Fund 3,751
Janus Global Research Fund 22,177
Janus Global Select Fund 113,853
Janus Global Technology Fund 31,726
Janus Growth and Income Fund 54,660
Janus International Equity Fund 1,710
Janus Overseas Fund 27,896
Janus Preservation Series - Global 201
Janus Preservation Series - Growth 882
Janus Research Fund 58,172
Janus Triton Fund 37,474
Janus Venture Fund 21,726
Perkins Global Value Fund 6,664
Perkins International Value Fund 243

I-Class
Janus Asia Equity Fund 295
Janus Balanced Fund 51,756
Janus Contrarian Fund 13,337
Janus Emerging Markets Fund 3,829
Janus Enterprise Fund 14,328
Janus Forty Fund 26,234
Janus Fund 12,502
Janus Global Life Sciences Fund 8,833
Janus Global Real Estate Fund 10,264
Janus Global Research Fund 2,361
Janus Global Select Fund 1,992
Janus Global Technology Fund 1,024
Janus Growth and Income Fund 1,170
Janus International Equity Fund 5,093
Janus Overseas Fund 5,842
Janus Preservation Series - Global 123
Janus Preservation Series - Growth 639
Janus Research Fund 5,833
Janus Triton Fund 56,271
Janus Venture Fund 4,420
Perkins Global Value Fund 4,031
Perkins International Value Fund 609

N-Class
Janus Balanced Fund 58,645
Janus Enterprise Fund 6,461
Janus Forty Fund 3,483
Janus Fund 1,429
Janus International Equity Fund 8,349
Janus Overseas Fund 4,827
Janus Research Fund 2,990
Janus Triton Fund 22,217
Janus Venture Fund 355
Perkins Global Value Fund 211
Perkins International Value Fund 147

R-Class
Janus Balanced Fund 9,696
Janus Contrarian Fund 87
Janus Enterprise Fund 1,199
Janus Forty Fund 4,079
Janus Fund 131
Janus Global Research Fund 84
Janus Global Select Fund 27
Janus Growth and Income Fund 52
Janus International Equity Fund 370
Janus Overseas Fund 1,600
Janus Triton Fund 8,536

S-Class
Janus Asia Equity Fund 37
Janus Balanced Fund 25,769
Janus Contrarian Fund 247
Janus Emerging Markets Fund 17
Janus Enterprise Fund 3,925
Janus Forty Fund 19,066
Janus Fund 728
Janus Global Life Sciences Fund 242
Janus Global Real Estate Fund 282
Janus Global Research Fund 647
Janus Global Select Fund 31
Janus Global Technology Fund 155
Janus Growth and Income Fund 534
Janus International Equity Fund 986
Janus Overseas Fund 7,635
Janus Preservation Series - Global 111
Janus Preservation Series - Growth 187
Janus Research Fund 37
Janus Triton Fund 15,287
Janus Venture Fund 301
Perkins Global Value Fund 13
Perkins International Value Fund 21

T-Class
Janus Asia Equity Fund 37
Janus Balanced Fund 162,426
Janus Contrarian Fund 50,523
Janus Emerging Markets Fund 575
Janus Enterprise Fund 21,182
Janus Forty Fund 1,788
Janus Fund 46,698
Janus Global Life Sciences Fund 35,957
Janus Global Real Estate Fund 7,585
Janus Global Research Fund 15,592
Janus Global Select Fund 39,423
Janus Global Technology Fund 14,946
Janus Growth and Income Fund 29,540
Janus International Equity Fund 672
Janus Overseas Fund 28,159
Janus Preservation Series - Global 122
Janus Preservation Series - Growth 361
Janus Research Fund 35,308
Janus Triton Fund 108,284
Janus Venture Fund 15,703
Perkins Global Value Fund 4,744
Perkins International Value Fund 85


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $8.31
Janus Balanced Fund $29.12
Janus Contrarian Fund $18.56
Janus Emerging Markets Fund $7.15
Janus Enterprise Fund $83.92
Janus Forty Fund $31.28
Janus Fund $36.22
Janus Global Life Sciences Fund $53.74
Janus Global Real Estate Fund $10.45
Janus Global Research Fund $60.53
Janus Global Select Fund $12.40
Janus Global Technology Fund $20.80
Janus Growth and Income Fund $44.58
Janus International Equity Fund $11.35
Janus Overseas Fund $27.19
Janus Preservation Series - Global $10.78
Janus Preservation Series - Growth $9.94
Janus Research Fund $42.48
Janus Triton Fund $22.16
Janus Venture Fund $60.50
Perkins Global Value Fund $13.14
Perkins International Value Fund $10.26

C-Class
Janus Asia Equity Fund $8.29
Janus Balanced Fund $28.95
Janus Contrarian Fund $17.79
Janus Emerging Markets Fund $7.09
Janus Enterprise Fund $79.78
Janus Forty Fund $27.92
Janus Fund $35.04
Janus Global Life Sciences Fund $51.00
Janus Global Real Estate Fund $10.36
Janus Global Research Fund $59.41
Janus Global Select Fund $12.02
Janus Global Technology Fund $19.70
Janus Growth and Income Fund $44.21
Janus International Equity Fund $11.08
Janus Overseas Fund $26.53
Janus Preservation Series - Global $10.46
Janus Preservation Series - Growth $9.61
Janus Research Fund $41.07
Janus Triton Fund $21.13
Janus Venture Fund $58.03
Perkins Global Value Fund $12.82
Perkins International Value Fund $10.17

D-Class
Janus Asia Equity Fund $8.35
Janus Balanced Fund $29.17
Janus Contrarian Fund $18.64
Janus Emerging Markets Fund $7.13
Janus Enterprise Fund $85.33
Janus Fund $36.51
Janus Global Life Sciences Fund $54.41
Janus Global Real Estate Fund $10.53
Janus Global Research Fund $59.84
Janus Global Select Fund $12.33
Janus Global Technology Fund $21.11
Janus Growth and Income Fund $44.60
Janus International Equity Fund $11.31
Janus Overseas Fund $27.06
Janus Preservation Series - Global $10.81
Janus Preservation Series - Growth $10.01
Janus Research Fund $42.76
Janus Triton Fund $22.47
Janus Venture Fund $61.55
Perkins Global Value Fund $13.27
Perkins International Value Fund $10.24

I-Class
Janus Asia Equity Fund $8.37
Janus Balanced Fund $29.18
Janus Contrarian Fund $18.64
Janus Emerging Markets Fund $7.16
Janus Enterprise Fund $85.81
Janus Forty Fund $31.83
Janus Fund $36.52
Janus Global Life Sciences Fund $54.48
Janus Global Real Estate Fund $10.52
Janus Global Research Fund $60.68
Janus Global Select Fund $12.37
Janus Global Technology Fund $21.23
Janus Growth and Income Fund $44.61
Janus International Equity Fund $11.32
Janus Overseas Fund $27.15
Janus Preservation Series - Global $10.89
Janus Preservation Series - Growth $10.06
Janus Research Fund $42.72
Janus Triton Fund $22.58
Janus Venture Fund $61.69
Perkins Global Value Fund $13.07
Perkins International Value Fund $10.24

N-Class
Janus Balanced Fund $29.15
Janus Enterprise Fund $86.00
Janus Forty Fund $31.86
Janus Fund $36.59
Janus International Equity Fund $11.31
Janus Overseas Fund $27.07
Janus Research Fund $42.75
Janus Triton Fund $22.62
Janus Venture Fund $61.86
Perkins Global Value Fund $13.03
Perkins International Value Fund $10.26

R-Class
Janus Balanced Fund $29.02
Janus Contrarian Fund $18.27
Janus Enterprise Fund $82.09
Janus Forty Fund $29.30
Janus Fund $35.79
Janus Global Research Fund $59.97
Janus Global Select Fund $12.23
Janus Growth and Income Fund $44.43
Janus International Equity Fund $11.12
Janus Overseas Fund $26.73
Janus Triton Fund $21.78

S-Class
Janus Asia Equity Fund $8.32
Janus Balanced Fund $29.12
Janus Contrarian Fund $18.55
Janus Emerging Markets Fund $7.14
Janus Enterprise Fund $83.56
Janus Forty Fund $30.54
Janus Fund $36.44
Janus Global Life Sciences Fund $53.23
Janus Global Real Estate Fund $10.46
Janus Global Research Fund $60.62
Janus Global Select Fund $12.43
Janus Global Technology Fund $20.62
Janus Growth and Income Fund $44.57
Janus International Equity Fund $11.63
Janus Overseas Fund $26.95
Janus Preservation Series - Global $10.73
Janus Preservation Series - Growth $9.91
Janus Research Fund $42.12
Janus Triton Fund $22.01
Janus Venture Fund $60.24
Perkins Global Value Fund $13.31
Perkins International Value Fund $10.27

T-Class
Janus Asia Equity Fund $8.25
Janus Balanced Fund $29.15
Janus Contrarian Fund $18.62
Janus Emerging Markets Fund $7.14
Janus Enterprise Fund $84.97
Janus Forty Fund $30.76
Janus Fund $36.60
Janus Global Life Sciences Fund $54.23
Janus Global Real Estate Fund $10.52
Janus Global Research Fund $59.77
Janus Global Select Fund $12.34
Janus Global Technology Fund $21.04
Janus Growth and Income Fund $44.58
Janus International Equity Fund $11.22
Janus Overseas Fund $27.06
Janus Preservation Series - Global $10.83
Janus Preservation Series - Growth $9.99
Janus Research Fund $42.76
Janus Triton Fund $22.36
Janus Venture Fund $61.05
Perkins Global Value Fund $13.24
Perkins International Value Fund $10.24